EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Nami Shams., President and Chief Executive Officer of FWF Holdings Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the annual report on Form 10-K of FWF Holdings Inc. for the fiscal year ended July 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FWF Holdings Inc..

FWF HOLDINGS INC.

Dated: October 20, 2015	By:	/s/ Nami Shams.
Nami Shams
President and Director Principal Executive Officer Principal Financial Officer Principal Accounting Officer